ING EQUITY TRUST

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

(September 28, 2007)

ING Index Plus LargeCap Equity Fund IV

(October 9, 2007)

ING Index Plus LargeCap Equity Fund V

(January 23, 2008)

ING Index Plus LargeCap Equity Fund VI

(April 24, 2008)

(each, a “Fund”, and collectively, the “Funds”)

Supplement dated June 6, 2008 to the Class A, Class B, Class C and Class Q

Prospectuses and Statements of Additional Information

dates of which are indicated in parenthesis.

On May 30, 2008, the Board of Trustees of ING Equity Trust approved a proposal to reorganize each Fund into the following “Surviving Fund” (each, a “Reorganization”, and collectively, the “Reorganizations”):

Disappearing Funds	Surviving Fund
ING Index Plus LargeCap Equity Fund	ING Index Plus LargeCap Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI

The proposed Reorganizations are subject to approval by shareholders of each Fund. If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place on or about September 30, 2008, it is expected that each Reorganization shall close on October 18, 2008, or such other date as the parties to each Reorganization may agree, at 4:00 p.m. Eastern Time (the “Closing Date”). Shareholders will be notified if each Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE